UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

MSC – Medical Services Company

(Exact name of registrant as specified in its charter)

Florida	333-132913	59-2997634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

841 Prudential Drive, Suite 900

Jacksonville, Florida 32207

(Address of principal executive offices, including zip code)

(904) 646-0199

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 5, 2008, MSC – Medical Services Company (the “Company”), MCP – MSC Acquisition, Inc. (the “Parent”), each of ZoneCare USA of Delray, LLC, a Florida limited liability company, ZoneCareUSA DME, LLC, a Florida limited liability company, Speedy Re-Employment, LLC, a Florida limited liability company, and SelectMRI Acquisition, LLC, a Delaware limited liability company (the “Subsidiaries”), and U.S. Bank National Association (the “Trustee”) entered Supplemental Indentures (the “Supplemental Indentures”), pursuant to which the Subsidiaries were added as new subsidiaries of the Company under the Indenture (the “Indenture”), dated as of June 21, 2005, between the Company and the Trustee. The Company issued its Senior Secured Floating Rate Notes due 2011 (the "Notes") under the Indenture. The Supplemental Indentures provide that the Subsidiaries will guarantee all of the obligations of the Company under the Notes and the Indenture, subject to the terms of the Supplemental Indentures. In connection with the Supplemental Indentures, the Subsidiaries entered into Second Lien Security Agreement Supplements on February 5, 2008 (the “Second Lien Security Supplements”) pursuant to which the Subsidiaries joined as parties to the Second Lien Security Agreements among the Company and the Parent, addressed to Trustee, as indenture trustee and collateral agent for the benefit of Trustee and the holders from time to time of the certain second lien notes as defined in such agreement.

On February 5, 2008, the Subsidiaries entered into Security Agreement Supplements (the “Security Agreement Supplements”) with Bank of America, N.A. (the “Administrative Agent”), as administrative agent under the Revolving Credit Agreement (the “Revolving Credit Agreement”), dated as of March 31, 2005, among the Company, the lenders party thereto and the Administrative Agent. Pursuant to the Security Agreement Supplements, the Subsidiaries pledged certain assets as security for the Company’s obligations under the Revolving Credit Agreement and the related loan documents and also agreed to be bound as “Grantors” by all of the terms and provisions of the Security Agreement, dated as of March 31, 2005 and executed in connection with the Revolving Credit Agreement, to the same extent as each of the other Grantors. The Subsidiaries also entered Subsidiary Guaranty Supplements (the “Subsidiary Guaranty Supplements”), dated as of February 5, 2008, with the Administrative Agent, pursuant to which the Subsidiaries agreed to be bound as “Guarantors” by all of the terms and conditions of the Subsidiary Guaranty, dated as of March 31, 2005 and executed in connection with the Revolving Credit Agreement, to the same extent as each of the other Guarantors.

The Supplemental Indentures, the Second Lien Security Supplements, the Security Agreement Supplements and the Subsidiary Guaranty Supplements are filed as Exhibits 4.7-4.10, 4.11-4.14, 10.37-10.40 and 10.41-10.44, respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the Supplemental Indentures, the Security Agreement Supplements and the Subsidiary Guaranty Supplements are qualified in their entirety by reference to such exhibits.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.7	ZoneCareUSA of Delray, LLC Supplemental Indenture dated February 5, 2008

4.8	ZoneCareUSA DME, LLC Supplemental Indenture dated February 5, 2008

4.9	Speedy Re-Employment, LLC Supplemental Indenture dated February 5, 2008

4.10	SelectMRI Acquisition, LLC Supplemental Indenture dated February 5, 2008

4.11	ZoneCareUSA of Delray, LLC Second Lien Security Supplement dated February 5, 2008

4.12	ZoneCareUSA DME, LLC Second Lien Security Supplement dated February 5, 2008

4.13	Speedy Re-Employment, LLC Second Lien Security Supplement dated February 5, 2008

4.14	SelectMRI Acquisition, LLC Second Lien Security Supplement dated February 5, 2008

10.37	ZoneCareUSA of Delray, LLC Security Agreement Supplement dated February 5, 2008

10.38	ZoneCareUSA DME, LLC Security Agreement Supplement dated February 5, 2008

10.39	Speedy Re-Employment, LLC Security Agreement Supplement dated February 5, 2008

10.40	SelectMRI Acquisition, LLC Security Agreement Supplement dated February 5, 2008

10.41	ZoneCareUSA of Delray, LLC Subsidiary Guaranty Supplement dated February 5, 2008

10.42	ZoneCareUSA DME, LLC Subsidiary Guaranty Supplement dated February 5, 2008

10.43	Speedy Re-Employment, LLC Subsidiary Guaranty Supplement dated February 5, 2008

10.44	SelectMRI Acquisition, LLC Subsidiary Guaranty Supplement dated February 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2008	MSC – MEDICAL SERVICES COMPANY

/s/ Joseph P. Delaney
Joseph P. Delaney
President and CEO

Exhibit Index

Exhibit No.	Description

4.7	ZoneCareUSA of Delray, LLC Supplemental Indenture dated February 5, 2008

4.8	ZoneCareUSA DME, LLC Supplemental Indenture dated February 5, 2008

4.9	Speedy Re-Employment, LLC Supplemental Indenture dated February 5, 2008

4.10	SelectMRI Acquisition, LLC Supplemental Indenture dated February 5, 2008

4.11	ZoneCareUSA of Delray, LLC Second Lien Security Supplement dated February 5, 2008

4.12	ZoneCareUSA DME, LLC Second Lien Security Supplement dated February 5, 2008

4.13	Speedy Re-Employment, LLC Second Lien Security Supplement dated February 5, 2008

4.14	SelectMRI Acquisition, LLC Second Lien Security Supplement dated February 5, 2008

10.37	ZoneCareUSA of Delray, LLC Security Agreement Supplement dated February 5, 2008

10.38	ZoneCareUSA DME, LLC Security Agreement Supplement dated February 5, 2008

10.39	Speedy Re-Employment, LLC Security Agreement Supplement dated February 5, 2008

10.40	SelectMRI Acquisition, LLC Security Agreement Supplement dated February 5, 2008

10.41	ZoneCareUSA of Delray, LLC Subsidiary Guaranty Supplement dated February 5, 2008

10.42	ZoneCareUSA DME, LLC Subsidiary Guaranty Supplement dated February 5, 2008

10.43	Speedy Re-Employment, LLC Subsidiary Guaranty Supplement dated February 5, 2008

10.44	SelectMRI Acquisition, LLC Subsidiary Guaranty Supplement dated February 5, 2008